Exhibit 99.1

Investor Meeting November 5, 2014 Top of Mind Why Invest? Elections Capex Plan Upsides O&M Regulatory

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31, 2013 and as updated in subsequent 10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods. Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings. 1

2 Why Invest? . . . . next 10 years brighter than last. Supported By UPSIDES create headroom PARTNERS support good regulation PASSION to improve for customers and owners Our Growth Engine Billion $15.5 More capacity NOT yet in Plan! (2015-2024 Capex) 5% - 7% EPS growth (Investment, Sales, Cost, & DIG) (Customers, Regulators, & Policy Makers) (Value, Reliability, & Environment)

ELECTIONS -- Michigan Governor’s Race . . . . . . . . focus on non-energy issues. Mark Schauer Democrat, Challenger Rick Snyder Republican, Incumbent Campaign Issues Education Jobs Roads Detroit On Energy On ROA As Senate Democratic Leader, Mark played a key role in the successful passage of the 2008 Energy Law. “Choice creates a lot of challenges and problems, essentially trying to arbitrage markets.” -Governor Rick Snyder 3

PARTNERS -- Michigan Energy Law Update . . . . Historical test year 12-18 months regulatory lag No cap on ROA 10% renewables by 2015 Energy efficiency standards File-and-implement 10% ROA cap Adaptability Reliability Affordability Environmental protection Before 2008 TODAY 2015 Improvements . . . . builds on visionary 2008 Law! Update 4

INVESTMENT -- “Catch-Up” . . . . . . . . creating an opportunity for the next ten years. Amount (billions) $1.8 CMS Peers Restructuring Catch-Up > $1.5 per year 16% 16% 19% 14% 21% 18% Capex Liquidity Cash Flow (oper) Consumers Energy Peer Average _ _ _ _ _ a Based on June 2014 information percent of market cap Source: 10K; actual amounts through 2013 smoothed for illustration Peer Performance a 5

 Amount (bils) Generation capacity PPA replacement ROA return Higher renewables Gas conversions & expansion 1.0 Grid modernization 1.0 Total Opportunities $5.0 INVESTMENT -- Ten-Year Capex Plan Expanded . . . . . . . . driving long-term, organic growth, while keeping base rates well below inflation. 2015-2024 10-Year Plan Opportunity Level X Rate Base up 5% to 7% Customer base rates <2 >4 Upside? 6 Billion $15.5 $20+ Billion Opportunity $3.0

INVESTMENT -- Capacity Opportunities . . . . . . . . emerging with replacements not yet in plan! ~800 MW 1,240 MW MW PPA 2,600 capacity ~30% ~8,600 MW 540 MW 410 MW Shortfall Owned 6,000 780 MW 1,200 MW Potential for ~3,000 MW of owned capacity 3,000 MW 11,000 Further Upside Owned 8,820 PPA 580 Not in plan Capacity Growth Over Next Ten Years 7 PPA’s Expire Lower customer bills

UPSIDES -- Capacity Price Increases . . . . . . . . could add value to the 700 MW “DIG” plant. Capacity price ($ kW per month) Today (mils) Future Scenarios (mils) $55 $35 +$50 Opportunity Recent Contracts Nine-year 250 MW “energy” contract at $4.06 Capacity to Consumers 25 MW/2015 at $2.32 50 MW/2016 at $4.36 < +$30 $5 Upside: Capacity and energy contracts layered in over time 8 (CONE)

9 UPSIDES -- 2014 Reinvestment Helps Customers . . . . . . . . AND provides sustainable growth for investors. 2014 Adjusted EPS (non-GAAP) Guidance +9¢ Weather 16¢ Cost savings 4 Reinvest & other (16) Total Change + 4¢ +18¢ +15¢ +4¢ Plan January March 31 June 30 September 30 December $1.78 +7%- $1.76 +6% First Nine Months EPS Third Quarter Weather (Electric) Reinvestment Total Change (6)¢ (11)¢ (5) EPS Good Choices (Gas)

10 UPSIDES -- Trend of O&M Cost Savings . . . . . . . . accelerated; funding investment and reducing risk. 50% -25 Lines smoothed for illustrative purposes O&M Trend vs Peers 2014 2018 Actual Plan Future Savings 2018 vs 2013 (mils) Fuel mix $ - 25 Benefits - 75 Less Expensive New Hires & Lower Headcount - 75 Smart Meters - 25 Inflation +100 2018 below 2013 $-100 Peers CMS ~6% per year 0 Inflation -7% -17% -10% ~2% per year Accelerated -25% -7% Savings -10%

11 New Electric Rate Design . . . . . . . . and lower fuel cost have positive impact on average electric rates. 2.5% -3.2% -1.3% -3.4% -4.8% Base Rate Fuel Recovery Net Reduction -5.0% -15.0% Industrial Commercial Residential Energy Intensive -20.0% -4.8% -0.7% -4.7% -9.8%

Gas and Electric Rate Cases ....

CMS ENERGY



2013
2014
2015
Main Features
GAS
File annual rate case
Avoided
Filed $88 M 7/01
Self-implement
Final Order
A) Investment recovery & cost reductions
B) Simple, small case
Securitization Surcharge Ends $80 M
File annual rate case
Avoided
Plan to file rate case
Self-implement
Final Order
A) Rate design
B) Jackson plant
C) Investment recovery & cost reductions
ELECTRIC
2013
2014
2015
Main Features

.... primarily for investment recovery with O&M offsets.

12

PASSION TO IMPROVE -- Mindset . . . . . . . . drives consistent “no excuse” growth, without resets. $0.81 _ _ _ _ _ a Adjusted EPS (non-GAAP) excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Int’l Sale b Dividend Payout 0% 25% 30% 40% 49% 58% 62% 62% 62% 60%-70% 32% 27% 14% 39% 80% 6% 6% Dividend EPS $1.66 $1.08 $1.89 $1.85 10-Year Actual 7% CAGR $1.76-$1.78 13 5% - 7% a 5% - 7%

14 GAAP Reconciliation

15 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Reported earnings (loss) per share - GAAP ($0.30) $0.64 ($0.44) ($0.41) ($1.02) $1.20 $0.91 $1.28 $1.58 $1.42 $1.66 After-tax items: Electric and gas utility 0.21 (0.39) - - (0.07) 0.05 0.33 0.03 - 0.17 - Enterprises 0.74 0.62 0.04 (0.02) 1.25 (0.02) 0.09 (0.03) (0.11) (0.01) * Corporate interest and other 0.16 (0.03) 0.04 0.27 (0.32) (0.02) 0.01 * (0.01) * * Discontinued operations (income) loss (0.16) 0.02 (0.07) (0.03) 0.40 (*) (0.08) 0.08 (0.01) (0.03) * Asset impairment charges, net - - 1.82 0.76 0.60 - - - - - - Cumulative accounting changes 0.16 0.01 - - - - - - - - - Adjusted earnings per share, including MTM - non-GAAP $0.81 $0.87 $1.39 $0.57 $0.84 $1.21 (a) $1.26 $1.36 $1.45 $1.55 $1.66 Mark-to-market impacts 0.03 (0.43) 0.51 Adjusted earnings per share, excluding MTM - non-GAAP NA $0.90 $0.96 $1.08 NA NA NA NA NA NA NA * Less than $500 thousand or $0.01 per share. (a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock. Earnings Per Share By Year GAAP Reconciliation (Unaudited)